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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): January 29, 2004




                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)


           DELAWARE                          1-4300                     41-0747868
 (State or Other Jurisdiction             (Commission                 (I.R.S. Employer
       of Incorporation)                  File Number)             Identification Number)


                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 296-6000

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ITEM 5.   OTHER EVENTS

On January 29, 2004, Apache Corporation reported full-year 2003 earnings of $1.1 billion, or $3.43 per diluted common share, on strong commodity prices and record production, up 105 percent from $544 million, or $1.80 per share in 2002. All per-share amounts reflect the Company's recent two-for-one stock split.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         APACHE CORPORATION


Date: January 30, 2004                   /s/ Roger B. Plank
                                         ---------------------------------------
                                         Roger B. Plank
                                         Executive Vice President and
                                         Chief Financial Officer